CONTEXT CAPITAL FUNDS (THE “TRUST”)

Supplement dated November 2, 2015 to the Prospectus dated May 1, 2015 as supplemented May 18, 2015, May 29, 2015, June 22, 2015 and September 17, 2015

Effective November 2, 2015, the second sentence in the first paragraph under the section entitled “Purchase and Sale of Fund Shares” on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

You may purchase or redeem shares directly from the Fund by calling 844-511-9653 (toll free) or writing to the Fund at Context Capital Funds c/o ALPS Fund Services, Inc., P.O. Box 1920, Denver, CO 80201.

Effective November 2, 2015, the section entitled “Other Service Providers” on page 27 of the Prospectus is hereby deleted in its entirety and replaced with the following:

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the fund accountant, administrator, and transfer agent and dividend disbursing agent of the Fund. Beacon Hill Fund Services, Inc. (“Beacon Hill”), located at 325 John H. McConnell Blvd. Suite 150, Columbus, Ohio 43215, provides compliance services, financial controls services and business management and governance services for the Fund.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser, ALPS, Beacon Hill, or any of their affiliates.

Effective November 2, 2015, the section entitled “How to Contact the Fund” on page 29 of the Prospectus is hereby deleted in its entirety and replaced with the following:

How to Contact the Fund

Email the Fund at:

ContextFunds@alpsinc.com

Telephone the Fund at:

844-511-9653 (toll free)

Website Address:

www.contextam.com

Write the Fund:

Context Capital Funds

c/o ALPS Fund Services

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Context Capital Funds

c/o ALPS Fund Services

Attn: Transfer Agency

1290 Broadway Suite 1100

Denver, CO 80203

Wire investments (or ACH payments):

Please contact the transfer agent at 844-511-9653 (toll free) to obtain the ABA routing number and account number for the Fund.

Effective November 2, 2015, the “How to Make Payments” sub-section of the section entitled “Buying Shares” on pages 32 and 33 of the Prospectus is hereby deleted in its entirety and replaced with the following:

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, third party checks, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to “Context Capital Funds.”

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service. You can instruct the Fund to make subsequent purchases via ACH with existing bank instructions on record or add new instructions with a written letter of instruction Medallion guaranteed.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service. For Fund wire instructions, please contact the Fund.

Effective November 2, 2015, the “By Wire” section under the column entitled “How to Open an Account” on page 34 of the Prospectus is hereby deleted in its entirety and replaced with the following:

By Wire

•	You open your account with a Wire. Please call the Fund at 844-511-9653 for wire instructions.

Effective November 2, 2015, the “By ACH Payment (for Investor Shares only)” section under the columns entitled “How to Open an Account” and “How to Add to Your Account” on page 35 of the Prospectus are hereby deleted in their entirety and replaced with the following:

By ACH Payment (for Investor Shares only)

Call or write the Fund to request a purchase by ACH payment.

The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

ACH purchases are limited to $100,000 per day.

Effective November 2, 2015, the “Systematic Investment” sub-section of the section entitled “Buying Shares” on page 35 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $100,000) into your account on a specified day and frequency. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call 844-511-9653 (toll free) for additional information regarding systematic investment plans.

Effective November 2, 2015, the “Systematic Withdrawals” sub-section of the section entitled “Selling Shares” on page 37 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. Systematic withdrawals must be for at least $50 per occurrence. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call 844-511-9653 (toll free) for additional information regarding systematic withdrawal plans.

Effective November 2, 2015, the “Tax Status, Dividends and Distributions” sub-section of the section entitled “Other Information” on page 40 of the Prospectus will be updated with the following:

If a distribution is less than $10, your proceeds will no longer be reinvested.

Shareholders will be responsible for any overnight fees of $22. IRA shareholders will be charged a $10 maintenance fee annually.

Effective November 2, 2015, the “Contacting the Fund” information on the back page of the Prospectus is hereby deleted in its entirety and replaced with the following:

Context Capital Funds

c/o ALPS Fund Services

P.O. Box 1920

Denver, CO 80201

844-511-9653

www.contextam.com

This Supplement provides information a prospective investor ought to know before investing and should be retained for future reference.

CONTEXT CAPITAL FUNDS (THE “TRUST”)

Supplement dated November 2, 2015 to the Statement of Additional Information (“SAI”) dated May 1, 2015 as supplemented May 18, 2015, May 29, 2015, July 9, 2015, July 29, 2015, and September 17, 2015

Effective November 2, 2015, the section entitled “Account Information and Shareholder Services” on the cover page of the SAI is hereby deleted in its entirety and replaced with the following:

Context Capital Funds

c/o ALPS Fund Services

P.O. Box 1920

Denver, CO 80201

844-511-9653 (toll free)

ContextFunds@alpsinc.com

www.contextam.com

This Statement of Additional Information (the “SAI”) supplements the prospectus dated May 1, 2015, as it may be amended from time to time (the “Prospectus”), offering Investor Shares, Advisory Shares and Institutional Shares of Context Macro Opportunities Fund (the “Fund”), a series of Context Capital Funds (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting ALPS Fund Services (“ALPS” or “Administrator”) at the address or telephone listed above. You may also obtain the Prospectus on the Fund’s website listed above. This SAI is incorporated by reference into the Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended December 31, 2014 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Fund’s Annual Report may be obtained without charge and upon request, by contacting ALPS at the address or telephone number listed above. You may also obtain copies of the Annual Report and Semi-Annual Report on the Fund’s website listed above.

Effective November 2, 2015, the last paragraph of the section entitled “Board of Trustees” on page 42 of the SAI is hereby deleted in its entirety and replaced with the following:

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd. Suite 150, Columbus, Ohio 43215.

Effective November 2, 2015, the Board of Trustees (“The Board”) approved the elections of: C. David Bunstine as President, Trent Statczar as Treasurer: Principal Financial Officer, Lori K. Cramer as Secretary, and Rodney Ruehle as Chief Compliance Officer to the Trust. The paragraph and table in the sub-section entitled “B. Principal Officers of the Trust” in the section entitled “BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS” on Page 45 of the SAI is hereby deleted in its entirety and replaced with the following:

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd. Suite 150, Columbus, Ohio 43215.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
C. David Bunstine Born: 1965	President	Since 2015	Director, Beacon Hill Fund Services, Inc. since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.
Trent M. Statczar Born: 1971	Treasurer; Principal Financial Officer	Since 2015	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.
Lori K. Cramer Born: 1967	Secretary	Since 2015	Director, Beacon Hill Fund Services, Inc. March, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002-March 2014.
Rodney Ruehle Born: 1968	Chief Compliance Officer	Since 2015	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer of Asset Management Fund November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc. December 2009 to present; Chief Compliance Officer of Advisers Investment Trust July 2011 to present; Chief Compliance Officer of Penn Series Funds, Inc. 2012 to 2014.

Effective November 2, 2015, the sub-section entitled Administrator, Fund Accountant, Transfer Agent, and Compliance Services” of the section entitled “H. Other Service Providers” on page 51 of the SAI is hereby deleted in its entirety and replaced with the following:

Management, Administration, Bookkeeping, Pricing and Transfer Agency Services. Beacon Hill Fund Services, Inc. (“Beacon Hill”), 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215 performs management and administration services, including fund governance and regulatory oversight. Under the Trust and Regulatory Governance Agreement, Beacon Hill receives a fee based on the annual net assets of the Fund and is reimbursed for out-of-pocket expenses. ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, CO 80203, provides certain administrative, bookkeeping, pricing services and transfer agency services. Under the Administration, Bookkeeping and Pricing Services Agreement, ALPS receives a fee based on the annual net assets of the Fund and is reimbursed for out-of-pocket expenses. ALPS also serves as transfer agent and dividend disbursing agent for the Fund pursuant to the terms of a Transfer Agency and Services Agreement with the Trust (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, ALPS maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests which includes the issuance, transfer and redemption of Shares, opening, maintenance and servicing of shareholder accounts and paying distributions to shareholders of record. For its services, ALPS receives an annual minimum fee for its services, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses. ALPS is paid all of its fees for its services under the Administration, Bookkeeping and Pricing Services Agreement and the Transfer Agency Agreement from Beacon Hill which serves as paying agent on behalf of the Trust.

This Supplement provides information a prospective investor ought to know before investing and should be retained for future reference.